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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 15, 1999 included in this Form 10-K for the year ended December 31, 1998, into the Company's previously filed registration statements on Form S-8 (File nos. 33-24043, 333-29843, 333-29851, 333-29855,
333-29857, 333-38443 and 333-70245).


                                   ARTHUR ANDERSEN LLP


Chicago, Illinois,
March 30, 1999